PRICE VARIATION SIDE LETTER

This Side Letter is made as a DEED the                        day of July 2004

BETWEEN:

(1) TNCI UK Limited, Pacific House, Stanier Way, Wyvern Business Park, Derby, DE21 6BF; and

(2)   LMIC Inc, 6435 Virginia Manor Road, Beltsville, MD20705, USA;

and reference to the parties shall be to the parties to this side letter.

PURPOSE:

The Purpose of this Side Letter is to vary and supplement the Agreement for the Supply of Systems, Equipment and Services between (1) TNCI UK Limited And (2) LMIC Inc dated 13 September 2003;

NOW IT IS AGREED as follows:

In consideration of the mutual covenants and conditions in this letter the parties agree as follows:-

(1)   Schedule 1 to Annexure 2: SUPPLY PAYMENT

      Schedule 1 to Annexure 2 be deleted and replaced with the following:


                                                                               1
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                            SCHEDULE 1 TO ANNEXURE 2

                                 SUPPLY PAYMENT

1.    Initial Order

      Prices for Systems or parts thereof ordered under the Initial Order

-------------------------------------- -----------------------------------------
SYSTEM COMPONENT                       PRICE
-------------------------------------- -----------------------------------------
Display Screens                        $1000.00 US dollars
-------------------------------------- -----------------------------------------
Master Controllers                     $3400.00 US dollars
-------------------------------------- -----------------------------------------
Station Servers                        $12000.00 dollars
-------------------------------------- -----------------------------------------

2.    All other Orders

      Prices for all Systems or parts thereof ordered under all orders other than the Initial Order

-------------------------------------- -----------------------------------------
SYSTEM COMPONENT                       PRICE
-------------------------------------- -----------------------------------------
TMC                                    $2496.27 US dollars
-------------------------------------- -----------------------------------------
STATION SERVER                         $3972.40 US dollars
-------------------------------------- -----------------------------------------
STATION WEC                            $317.05 US dollars
-------------------------------------- -----------------------------------------
TAD                                    $113.94 US dollars
-------------------------------------- -----------------------------------------
TAS                                    $ 50.62 US dollars
-------------------------------------- -----------------------------------------
TWEC                                   $354.39 US dollars
-------------------------------------- -----------------------------------------
TAM                                    $ 70.75 US dollars
-------------------------------------- -----------------------------------------
TAVR                                   $380.51 US dollars
-------------------------------------- -----------------------------------------
TVU                                    $ 935.05 US dollars
-------------------------------------- -----------------------------------------


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(2)   General

2.1 This Deed shall be governed by and shall be construed in accordance with the laws of England and the parties hereby agree to submit to the exclusive jurisdiction of the Courts of England.

2.2 This Deed may be executed in any number of counterparts each of which when executed and delivered is an original but all the counterparts together constitute the same document.

2.3 No person other than the parties to this Deed shall have the benefit of or the rights to enforce any term of this Deed and the Contracts (Rights of Third Parties) Act 1999 shall not apply. The parties agree and acknowledge that the Contractor has no right to enforce any term of this Side Letter.

2.4 In this Deed words and expressions defined in the Agreement and not otherwise defined in this Deed shall have the meanings given to them in the Agreement.

2.5 A reference to a "paragraph" or "appendix" in this Deed shall mean a reference to a paragraph or appendix of this Deed of Assignment unless otherwise stated.



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                                 SIGNATURE PAGE

IN WITNESS of which the parties have executed this Deed on the date first above written.


                                          --------------------------------------
EXECUTED AS A DEED BY:                    Sign here:

TNCI UK LIMITED

acting by                                 /s/ Steve Wagner
                                          Steve Wagner
Director


Director/Secretary                        /s/ Phillip A. Campbell
                                          Phillip A. Campbell

                                          --------------------------------------
SIGNED AS A DEED on behalf of:            Sign here:

LMIC INC, a corporation  incorporated
in  the United States of America by

Luis P.  Negrete,  President  and CEO     /s/ Luis P. Negrete
being  a  person  who  in  accordance     Luis P. Negrete
with  the  law of that  territory  is     Prsident & CEO
acting  under  the  authority  of the
corporation

                                          --------------------------------------